UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2023

WATERS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-14010	13-3668640
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34 Maple Street

Milford, Massachusetts 01757

(Address of principal executive offices) (Zip Code)

(508) 478-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 16, 2023, Waters Technologies Corporation (“WTC”), a Delaware corporation and a wholly-owned subsidiary of Waters Corporation (the “Company”), completed its previously announced acquisition of all issued and outstanding equity interests of Wyatt Technology LLC, a California limited liability company (formerly known as Wyatt Technology Corporation) (“Wyatt Technology”), pursuant to that certain Share Purchase Agreement (the “Purchase Agreement”), dated February 14, 2023, by and among the Company, Wyatt Technology, the shareholders named therein (collectively, the “Shareholders”) and Geofrey Wyatt in his capacity as representative of the Shareholders (“Representative”).

The total purchase price payable to the Shareholders of Wyatt Technology was $1,360,000,000 in cash, as adjusted for closing cash, closing indebtedness, closing working capital and closing transaction expenses, in each case as set forth in the Purchase Agreement (the “Transaction”). The Company financed the Transaction through cash on its balance sheet and borrowing under its revolving credit facility.

The foregoing description of the terms of the Purchase Agreement, and the transactions contemplated thereby, do not purport to be complete and are subject to, and qualified in their entirety by reference to the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K with the U.S. Securities and Exchange Commission by the Company on February 15, 2023, and which is incorporated herein by reference in its entirety.

Item 7.01	Other Events.

On May 16, 2023, the Company issued a press release announcing completion of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information contained in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibit 2.1	Share Purchase Agreement, dated as of February 14, by and among Wyatt Technology Corporation, Waters Technologies Corporation, the shareholders named therein and Geofrey Wyatt in his capacity as representative of the shareholders (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed the Company on February 15, 2023)

Exhibit 99.1	Press Release of the Company, dated May 16, 2023, announcing completion of the Transaction.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

(Registrant)

Date: May 16, 2023	By:	/s/ Amol Chaubal
	Name:	Amol Chaubal
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)